Money Market Obligations Trust

Federated California Municipal Cash Trust
Federated New York Municipal Cash Trust
Federated Government Obligations Tax-Managed Fund
Federated Municipal Obligations Fund
Federated Prime Obligations Fund
Federated Tax-Free Obligations Fund

INSTITUTIONAL SHARES

SUPPLEMENT TO STATEMENTs OF ADDITIONAL INFORMATION

Effective December 31, 2011, R. James Nicholson and James F. Will retired from their positions on the Federated Funds Board. Messrs. Nicholson and Will also retired from their positions on the Nominating Committee.

Effective January 1, 2012, John S. Walsh replaced Charles F. Mansfield as Chairman of the Audit Committee. Mr. Mansfield remains a member of the Audit Committee.

January 23, 2012

Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Q451000 (1/12)